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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 12, 2002

Regal Cinemas Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-87930	02-0624987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, TN		37918
(Address of Principal Executive Offices)		(Zip Code)

        Registrant's telephone number, including area code 865-922-1123

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        On November 12, 2002, in connection with the filing of the Form 10-Q of Regal Cinemas Corporation (the "Company") for the quarter ended September 26, 2002 (the "Report"), Michael L. Campbell, Chief Executive Officer, and Amy E. Miles, Chief Financial Officer of the Company, each certified, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

  (a)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation of Incorporation by Reference

        In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL CINEMAS CORPORATION
Date: November 12, 2002	By:	/s/ AMY E. MILES
	Name:	Amy E. Miles
	Title:	Chief Financial Officer

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  Item 9. Regulation FD Disclosure.
SIGNATURES